                                                                   EXHIBIT 10.02

                         REGISTRATION RIGHTS AGREEMENT

     AGREEMENT made as of November 22, 1996, among Caliber Learning Network, Inc., a Maryland corporation (the "Company"), Sylvan Learning Systems, Inc., a Maryland corporation ("Sylvan"), MCI Telecommunications Corporation, a Delaware corporation ("MCI"), Douglas L. Becker ("Becker") and R. Christopher Hoehn-Saric ("Hoehn-Saric" and, together with Becker, the "Individual Stockholders). Each of MCI, Sylvan, Becker and Hoehn-Saric hereinafter sometimes referred to individually as a "Stockholder" and, collectively, as the "Stockholders." Sylvan, Becker and Hoehn-Saric are hereinafter sometimes referred to collectively as the "Sylvan Stockholders."

     WHEREAS, the Company, the Stockholders and John P. Hill (together with the Stockholders, the "Caliber Stockholders") have executed (i) a Purchase Agreement dated as of October 23, 1996 (the "Purchase Agreement") pursuant to which the Caliber Stockholders have agreed to purchase and the Company has agreed to issue to the Caliber Stockholders shares of the Company's capital stock for an aggregate purchase price of $13,000,000 (together, with all other capital stock originally issued to the Caliber Stockholders during the term hereof, the "Registrable Stock") and (ii) a Stockholders' Agreement dated as of the date of this Agreement pursuant to which certain agreements of Caliber and the Caliber Stockholders relating to the capital stock and governance of Caliber are set forth (the "Stockholders' Agreement"); and

     WHEREAS, the execution and delivery of this Agreement by the Company is a condition precedent to consummation of the transactions contemplated by the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Request for Registration of Registrable Stock.

               (a) Long-Form Registration.  Subject to the provisions of
                   ----------------------
paragraphs (c), (d), (e) and (f) below, for a period of three years after the consummation of an Initial Public Offering (as defined in the Stockholders' Agreement, as in effect from time to time), MCI may at any time, but only twice, and the Sylvan Stockholders (or any of them) may at any time, but only twice, in the aggregate, request registration under the Securities Act of all or part of the Registrable Stock issued and delivered to such Stockholders (or Stockholder) on a Registration Statement on Form S-1 or any similar long-form registration ("Long Form Registration"). The request for registration pursuant to this paragraph 1 must specify the number of shares of Registrable Stock requested to be registered and the minimum desired price per share in such offering; provided, that the Fair Market Value of the Registrable Stock requested to be registered by one or more Stockholders must be no less than $3,000,000 in the aggregate. "Fair Market Value" of the Registrable Stock shall be calculated by multiplying the number of shares of shares of Registrable Stock requested to be registered by the average of the per share closing price on the Nasdaq Stock Market or such national stock exchange as the Caliber Stock is then traded for the ten business days preceding the date of the registration request. Within ten days after receipt of any such request, the Company will give written notice (the "Notification of a Demand") of such request to the non-requesting Stockholders (if any) and will include in such registration all shares of Registrable Stock with respect to which the Company has received a written request from the non-requesting Stockholder for inclusion therein within 15 days after the receipt of the Company's notice (it being understood that an election to participate in such registration process by the non-requesting Stockholder shall also constitute a "request" of the non-requesting Stockholder for purposes of the first sentence of this paragraph 1(a)).

               (b) Short-Form Registration.  Subject to the provisions of
                   -----------------------
paragraphs (c), (d), (e) and (f) below, for a period of three years beginning on the first anniversary of the consummation of an Initial Public Offering, MCI may at any time, but only twice, and Sylvan and the Individual Stockholders may at any time, but only four times, request registration under the Securities Act of all or part of the Registrable Stock issued and delivered to such Stockholders (or Stockholder) on a Registration Statement on Form S-3 or any similar long-form registration ("Short-Form Registration"). The request for registration pursuant to this paragraph 1 must specify the number of shares of Registrable Stock requested to be registered and the minimum desired price per share in such offering; and the shares so requested to be registered must have a Fair Market Value of at least $1,000,000. Within ten days after receipt of any such request, the Company will give Notification of a Demand to the non-requesting Stockholders (if any) and will include in such registration all shares of Registrable Stock with respect to which the Company has received a written request from the non-requesting Stockholder for inclusion therein within 15 days after the receipt of the Company's notice (it being understood that an election to participate in such registration process by the non-requesting Stockholder shall also constitute a "request" of the non-requesting Stockholder for purposes of the first sentence of this paragraph 1(b)).

     All registrations requested pursuant to this paragraph 1 are referred to herein as "Demand Registrations."

               (c) Underwritten Demand Registrations.  In connection with any
                   ---------------------------------
Demand Registration covering Registrable Stock having a then Fair Market Value of at least $3,000,000, the Company shall have the right to require that all shares subject to such Demand Registration be underwritten by one or more investment banking firms of national reputation selected by the Company, subject to the approval of the Stockholders participating in such Demand Registration, which approval will not be unreasonably withheld, and which approval shall be deemed given if the Stockholders owning the majority of the shares of Registrable Stock requested to be registered have given such approval. Each of the Stockholders participating in such Demand Registration agrees to enter into such customary agreements (including underwriting agreements in customary form) and take such other action as the Company or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of its Registrable Stock included therein.

               (d) Timing of the Filing of Demand Registrations.  Subject to
                   --------------------------------------------
receipt from the Stockholders participating in a Demand Registration of all information relating to such Stockholders the Company reasonably believes is required to file such Demand Registration, the Company will file with the SEC each Demand Registration requested pursuant to this paragraph 1 within 30 days of the applicable Demand Registration request; provided, however, (i) if, in the Company's reasonable judgment, the Company determines that, because of business developments or pending transactions, it would not be in the best interests of the Company to then file such Demand Registration, the Company may delay the filing of the Demand Registration for a period of up to 60 days from the Demand Registration request; and (ii) the Company will not be obligated to effect any Demand Registration (A) within (x) 180 days after the Initial Public Offering or
(y) 90 days after the effective date of a previous Demand Registration or a previously filed underwritten registration of shares of the Company's Common Stock which includes shares sold for the Company's account ("Company Registration") or (B) if effecting a Demand Registration would require the Company to obtain an audit of its financial statements for any period other than a fiscal year.

               (e) Number of Demand Registrations; Withdrawn Demand
                   ------------------------------------------------
Registrations.
--------------

                   (i) The Company shall have the obligation to file with the SEC and cause to become effective no more than four Demand Registrations pursuant to paragraph (a) and six Demand Registrations pursuant to paragraph (b); provided, however, that notwithstanding anything in this
     Section 1 to the contrary, in the event the total number of shares requested to be registered in any of the periods set forth in paragraph (a) or (b) have not been registered due to underwriters' cutbacks as described in paragraph 1(f) ("Cutback Shares"), the Company agrees to file with the SEC and cause to become effective a Demand Registration for such Cutback Shares.

                   (ii) The Company's obligation to register Registrable Stock shall not be deemed satisfied if the related registration statement does not become effective, unless such registration statement does not become effective for reasons beyond the reasonable control of the Company. No occasion to require registration pursuant to this Section 1 shall be deemed forfeited if all of the Stockholders who have elected to participate in the Demand Registration withdraw their request for registration prior to the registration statement becoming effective and (A) the withdrawal is due to lack of Company information being available to such withdrawing Stockholders, or (B) the withdrawing Stockholders promptly reimburse the Company in full for any and all out-of-pocket expenses incurred by the Company in connection with the withdrawn registration.

                   (iii) In the event that all or a portion of the Registrable Stock subject to this Agreement is transferred by any of the Stockholders to an Affiliate of such Stockholder in a manner permitted by Article III of the Stockholders' Agreement (other than to another Stockholder), (A) the term "Stockholder" shall be deemed to include the

     Stockholder together with all of its permitted transferees for purposes of the registration obligations of the Company, and (B) a request for a Demand Registration pursuant to this paragraph 1 shall be deemed to have been made, or withdrawn, by the Stockholder only in the event that written notice of such election, executed by the then holders of a majority in interest of the Stockholder's Registrable Stock subject to this Agreement, has been received by the Company.

               (f) Priority on Demand Registrations.  Except for shares of the
                   ---------------------------------
Company's Common Stock to be sold for the Company's account and included in a Company Registration pursuant to paragraph 1(d) above, the Company will not include in any Demand Registration any securities which are not Registrable Stock without the prior written consent of the Stockholders participating in such Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Stock and other securities to be sold by other selling stockholders requested to be included therein exceeds the number of shares of Sylvan Stock which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration, prior to the inclusion of any securities for selling stockholders other than the Stockholders, that number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective Stockholders on the basis of the number of Registrable Stock requested by each Stockholder to be included therein.

          2.   Holdback Agreements.
               -------------------

               (a) Each Stockholder agrees not to offer for public sale or effect any public sale or distribution (including sales pursuant to Rule 144 or Rule 144A under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registration of the Company's equity securities (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

               (b) The Company agrees not to offer for public sale or effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration initially requested pursuant to paragraph 1(a), (b) or (c), (other than registrations on Form S-8 or any successor form or registrations on Form S-4 or any successor form), unless the underwriters managing such Demand Registration otherwise agree.

          4.   Registration Procedures.  Whenever any Stockholder has requested
               -----------------------
that any Registrable Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of disposition therefor, and pursuant thereto the Company will as expeditiously as possible:

               (a) prepare and file with the SEC a registration statement with respect to such Registrable Stock (subject to the provisions of paragraph 1(e) above); and use its best efforts to cause such registration statement to become effective;

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than three months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (c) furnish to each Stockholder owning Registrable Stock covered by such registration statement, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Stockholder may reasonably request in order to facilitate the disposition of such Registrable Stock;

               (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as any Stockholder owning any such Registrable Stock reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition in such jurisdictions of the Registrable Stock owned by such Stockholder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to so qualify but for the requirements of this subparagraph, (ii) subject itself to taxation in any jurisdiction where it is not otherwise subject to taxation or (iii) consent to general service of process in any jurisdiction where it would not otherwise be required to so consent but for the requirements of this paragraph);

               (e) notify each Stockholder owning any Registrable Stock covered by such registration statement, at any time when such registration statement is effective under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such Stockholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact required to be stated therein or necessary to make the statements therein not misleading;

               (f) cause all Registrable Stock covered by such registration statement to be listed on the Nasdaq National Market or the principal national securities exchange on which the Company's Common Stock is then listed;

               (g) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement;

               (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Stockholders owning Registrable Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Stock;

               (i) make available for inspection by any Stockholder owning Registrable Stock covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Stockholder, underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering matters of the type customarily covered by cold comfort letters addressed to the Stockholders owning Registrable Stock covered by such registration statement; and

               (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

          5.   Registration Expenses.
               ---------------------

               All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and reasonable fees and disbursement of one counsel for the Stockholders requesting registration and all independent certified public accountants, underwriters and other persons retained by the Company, but excluding underwriting discounts, selling commissions and transfer taxes applicable to the Registrable Stock being sold (all such expenses being herein called "Registration Expenses"), will be borne by the Company.

          6.   Indemnification and Contribution.
               ---------------------------------

               (a) The Company agrees to indemnify, to the extent permitted by law, each of the Stockholders (and their respective directors, officers and each such person who controls each of them (within the meaning of the Securities Act)) against all losses, claims, damages, liabilities and expenses caused by or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement covering Registrable Stock owned by any Stockholder, or any prospectus or preliminary prospectus contained therein, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or result from (i) any such untrue or alleged untrue statement of material fact or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company or any underwriter by such Stockholder expressly for inclusion therein or (ii) such Stockholder's failure to deliver a copy of such registration statement or prospectus, or any amendment thereof or supplement thereto, after the Company has furnished such Stockholder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholders.

               (b) In connection with any registration statement in which a Stockholder is participating, such Stockholder will furnish to the Company and/or underwriter(s) in writing such information and affidavits relating to disclosure concerning such Stockholder required to be included in such registration statement as the Company and/or underwriter(s) reasonably request for use in connection with such registration statement or any prospectus or preliminary prospectus contained therein and, to the extent permitted by law, will indemnify the Company and the underwriter(s), and their respective directors and officers and each person who controls the Company and the underwriter(s), as applicable, (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by or resulting from any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are caused by or result from any such untrue or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with any such information furnished in writing to the Company or any underwriter by such Stockholder expressly for inclusion therein; provided that the obligation to indemnify will be several, not joint and several, among the Stockholders and the liability of each Stockholder will be in proportion to and limited to the net amount received by such Stockholder from the sale of Registrable Stock pursuant to such registration statement.

               (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not

(x) be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld) or (y) settle a claim without the prior written consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Stockholder exercising rights under this Agreement makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Stockholder in circumstances for which indemnification is provided under this
Section 6; then, and in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages, liabilities and expenses to which they may be subject (after contribution from others) in such proportion so that such Stockholder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock covered by the applicable registration statement bears to the public offering price of all securities covered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such
                                       ------------------
case, (A) no such Stockholder will be required to contribute any amount in excess of the public offering price of all Registrable Stock owned by it that are covered by such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, Affiliate or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7.   Rule 144.

          So long as any securities of the Company shall be registered pursuant to the requirements of Section 12 of the Exchange Act or pursuant to a registration statement under the Securities Act, the Company will file the reports required to be filed by it under the Exchange Act and the Securities Act (or, if the Company is not then required to file such reports, will, upon the request of any Stockholder, make publicly available other information) and will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 (or any successor rule). Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with the requirements of this Section 7.

     8.   Miscellaneous.

               (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (including without limitation transferees of any Registrable Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the
        ------------------
Stockholders shall only inure to the benefit of a transferee of a Stockholder if such transfer is made to an Affiliate and in accordance with the provisions of the Stockholders' Agreement. The Company may not assign this Agreement or any part hereof other than to an Affiliate without the prior written consent of the Stockholders.

               (b) In the event a Stockholder has transferred in a manner permitted by Article III of the Stockholders' Agreement all or a portion of its Registrable Stock still subject to this Agreement to an Affiliate (in any such case, a "Transferring Stockholder"), then, for purposes of this Agreement any request, notice or approval required from or given by the Transferring Stockholder shall be deemed properly given if given in writing by those persons (other than the other Stockholders) holding a majority in interest of the Registrable Stock of the Transferring Stockholder which are then subject to this Agreement. In the event that a Transferring Stockholder has transferred in a manner permitted by Article III of the Stockholders' Agreement all or any portion of its Registrable Stock still subject to this Agreement, then from and after the date of such transfer, such Transferring Stockholder shall have no further rights or duties under this Agreement in respect of such transferred shares.

               (c) All notices, requests, consents and other communications to any party hereunder shall be in writing (including facsimile) and shall be sent by a nationally recognized overnight courier or delivered by hand against written receipt, or sent by facsimile, addressed as follows:

                   (i) if the Company or any other party hereto, at the address (or facsimile number) of such party set forth in the Stockholders' Agreement; or

                   (ii) if to any permitted subsequent holder of the Registrable Stock still subject to this Agreement, to it at such address (or facsimile number) as may have been furnished to the Company in writing by such holder;

or to such other address (or facsimile number) as shall have been furnished in writing to the Company (in the case of a holder of Registrable Stock) or to Stockholders and any other holders of the Registrable Stock still subject to this Agreement (in the case of the Company) in accordance with the provisions of this paragraph.

               (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

               (e) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of (i) in the case of an amendment, all of the parties hereto, or (ii) in the case of a waiver, the party against whom the waiver is to be effective.

               (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (g) The obligations of the Company to register Registrable Stock hereunder shall terminate as to any Stockholder and permitted transferees of such Stockholder if such Stockholder (together with such Stockholder's permitted transferees and assignees) (i) holds one percent (1%) or less of the outstanding shares of the Caliber Common Stock and (b) would be permitted to sell all of the shares of Caliber Common Stock held by it within one three month period pursuant to Rule 144 (or any successor rule) under the Securities Act.

               (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

               (i) Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to them in the Stockholders' Agreement.

               (j) In the event that any stock dividend, reclassification, readjustment, or other changes are declared or made in the capital structure of the Company, all new, substituted or additional shares, or other securities, issued by reason of any such change with respect to the Registrable Stock shall be governed by this Agreement and shall be deemed to be part of the Registrable Stock for purposes hereof.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed as of the date first above written.

ATTEST:                             CALIBER LEARNING NETWORK, INC.


____________________                By:  ____________________________
                                         Name:
                                         Title:

                                    STOCKHOLDERS:

ATTEST:                             SYLVAN LEARNING SYSTEMS, INC.


____________________                By:  ____________________________
                                         Name:
                                         Title:

ATTEST:                             MCI TELECOMMUNICATIONS CORPORATION


____________________                By:  ____________________________
                                         Name:
                                         Title:
WITNESS:


____________________                     _____________________________
                                         Douglas L. Becker

WITNESS:


____________________                     _____________________________
                                         R. Christopher Hoehn-Saric